UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2026

Addentax Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41478	35-2521028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China	518000
(Address of principal executive offices)	(Zip Code)

+(86) 755 86961 405

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 27, 2026, Addentax Group Corp. (the “Company”) entered into a Loan Conversion Agreement (the “Loan Conversion Agreement”) with SEAH CHIA YEE (the “Lender”). Pursuant to the Loan Conversion Agreement, the Company agreed to convert the outstanding principal amount of a loan made by the Lender to the Company in the amount of US$699,885, together with US$3,500 of accrued and unpaid interest, into 146,539 shares of the Company’s common stock (the “Conversion Shares”) at a conversion price of US$4.80 per share. Upon the issuance of the Conversion Shares in accordance with the terms of the Loan Conversion Agreement, the loan and all accrued interest thereon will be deemed fully satisfied, discharged and cancelled, and the Lender will have no further rights or claims against the Company under the loan.

The Loan Conversion Agreement contains customary representations and warranties of the Company and the Lender. The closing of the transaction contemplated thereby is subject to the continued effectiveness of the required corporate approvals, the submission of a Listing of Additional Shares notification to The Nasdaq Stock Market in accordance with applicable Nasdaq rules, and the absence of any law or order prohibiting the consummation of the transaction contemplated by the Loan Conversion Agreement.

The foregoing description of the Loan Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the Loan Conversion Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Conversion Shares will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation S promulgated thereunder. SEAH CHIA YEE is not a “U.S. person” (as defined in Regulation S) and the issuance of the Conversion Shares will be made in an offshore transaction.

The Conversion Shares will bear restrictive legends as required under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.
10.1	Loan Conversion Agreement dated July 27, 2026 by and between the Company and SEAH CHIA YEE
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addentax Group Corp.

Date: July 27, 2026	By:	/s/ Hong Zhida
Hong Zhida
Chief Executive Officer